COLLINS & AIKMAN CORPORATION

                         1994 EMPLOYEE STOCK OPTION PLAN




                                         As Amended through February 7, 1997

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                                TABLE OF CONTENTS
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                                                                                                            Page

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I.   PURPOSES OF THE PLAN.....................................................................................  1

II.  DEFINITIONS..............................................................................................  1

III. EFFECTIVE DATE............................................................................................ 4

IV.  ADMINISTRATION............................................................................................ 4

     A.    Duties of the Committee............................................................................. 4
     B.    Advisors...........................................................................................  5
     C.    Indemnification..................................................................................... 5
     D.    Meetings of the Committee........................................................................... 5
     E.    Determinations...................................................................................... 5

V.   SHARES; ADJUSTMENT UPON CERTAIN EVENTS.................................................................... 5

     A.    Shares to be Delivered; Fractional Shares........................................................... 5
     B.    Number of Shares.................................................................................... 6
     C.    Adjustments; Recapitalization, etc.................................................................  6

VI.  AWARDS AND TERMS OF OPTIONS............................................................................... 6

     A.    Grant............................................................................................... 6
     B.    Exercise Price...................................................................................... 7
     C.    Number of Shares.................................................................................... 7
     D.    Exercisability...................................................................................... 7
     E.    Acceleration of Exercisability...................................................................... 7
     F.    Exercise of Options...............................................................................   8
     G.    Black-Out Periods..................................................................................  9
     H.    Non-Competition and Other Provisions...............................................................  9
     I.    Restrictions on Exercise...........................................................................  9
     J.    Incentive Stock Option Limitations.................................................................  9

VII. EFFECT OF TERMINATION OF RELATIONSHIP.................................................................... 10

     A.    Death, Disability, Retirement, etc................................................................  10
     B.    Cause.............................................................................................. 10
     C.    Other Termination.................................................................................. 10
     D.    Cancellation of Options............................................................................ 11

VIII. NONTRANSFERABILITY OF OPTIONS........................................................................... 11



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IX. RIGHTS AS A STOCKHOLDER................................................................................... 11

X.  TERMINATION, AMENDMENT AND MODIFICATION................................................................... 11

     A.    General Amendments................................................................................. 11
     B.    Other Termination.................................................................................. 12

XI. USE OF PROCEEDS........................................................................................... 12

XII. GENERAL PROVISIONS....................................................................................... 12

     A.    Right to Terminate Employment ......................................................................12
     B.    Purchase for Investment............................................................................ 12
     C.    Trusts, etc........................................................................................ 12
     D.    Notices............................................................................................ 13
     E.    Severability of Provisions......................................................................... 13
     F.    Payment to Minors, Etc............................................................................. 13
     G.    Headings and Captions.............................................................................. 13
     H.    Controlling Law.................................................................................... 13
     I.    Section 162(m) Deduction Limitation................................................................ 13
     J.    Section 16(b) of the Act........................................................................... 14

XIII. ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT
         OF EXPENSES ......................................................................................... 14

     A.    Stock Certificates................................................................................. 14
     B.    Legends............................................................................................ 14
     C.    Payment of Expenses................................................................................ 14

XIV. LISTING OF SHARES AND RELATED MATTERS.................................................................... 14

XV.  WITHHOLDING TAXES........................................................................................ 14

Schedule I.  1997 U.K. EXECUTIVE STOCK OPTION SCHEME ..........................................................16



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                          Collins & Aikman Corporation

                         1994 Employee Stock Option Plan

                                  (As Amended)
I.       PURPOSES OF THE PLAN
                  The purposes of this 1994 Employee Stock Option Plan (the "Plan") are to enable Collins & Aikman Corporation (formerly Collins & Aikman Holdings Corporation), (the "Company") and Related Persons (as defined herein) to attract, retain and motivate the employees and consultants who are important to the success and growth of the business of the Company and Related Persons and to create a long-term mutuality of interest between the Key Employees and Executive Consultants (as defined herein) and the stockholders of the Company by granting the Key Employees and Executive Consultants options to purchase Common Stock (as defined herein). This document shall supersede all other material describing this Plan, including, but not limited to, prior drafts hereof and any documents incorporating the terms and provisions of any such prior drafts.


II.      DEFINITIONS

                  In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

                   A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  B. "Board" means the Board of Directors of the Company.

                  C. "Cause" means that the Committee shall have determined that any of the following events has occurred: (1) an act of fraud, embezzlement, misappropriation of business or theft committed by a Participant in the course of his or her employment or consultancy or any intentional or gross negligent misconduct of a Participant which injures the business or reputation of the Company or Related Persons; (2) intentional or gross negligent damage committed by a Participant to the property of the Company or Related Persons; (3) a Participant's willful failure or refusal to perform the customary duties and responsibilities of his or her position or consultancy with the Company or Related Persons; (4) a Participant's breach of fiduciary duty, or the making of a false representation, to the Company or Related Persons; (5) a Participant's material breach of any covenant, condition or obligation required to be performed by him or her pursuant to this Plan, the Option Agreement or any other agreement between him or her and the Company or Related Persons or a Participant's intentional or gross negligent violation of any material written policy of the Company or Related Persons; (6) a Key Employee's willful failure or refusal to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company; or (7) commission by a Participant of a felony or a crime involving moral turpitude. Cause shall be deemed to exist as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment or Termination of Consultancy.



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                  D. "Code" means the Internal Revenue Code of 1986, as amended
(or any successor statute).

                  E. "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board each of whom, unless otherwise determined by the Board, shall be disinterested persons as defined in Rule 16b-3 promulgated under Section 16(b) of the Act. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

                  F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

                  G. "Company" means Collins & Aikman Corporation, a Delaware corporation.

                  H. "Competitive Activity" means (a) being employed by, consulting to or being a director of any business, or engaging directly or indirectly in any business activity, that is competitive with any material business of any of the Company, a Related Person or of the division that the Participant is or was employed by or (b) soliciting for employment or consulting, employing or retaining, or assisting another Person to employ or retain, directly or indirectly, any employees of the Company or Related Persons or any Person who was an employee of the Company or Related Persons in the prior six months, provided, however, that employing or retaining, or assisting another Person to employ or retain, any Person whose employment or consultancy with the Company or a Related Person has been terminated without Cause or any Person that is non-exempt under the Federal Fair Labor Standards Act, 29 USC ss. 213(a)(1), shall not be considered Competitive Activity.

                  I. "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

                   J. "Executive Consultants" shall mean executive-level consultants of the Company or Related Persons, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan.

                  K. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or
(ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Committee based upon its assessment of the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell (without giving effect to any discount for a minority interest or any restrictions on transferability or any lack of liquidity of the stock).


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                  L. "Incentive Stock Option" shall mean any Option awarded
under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  M. "Key Employee" means any person who is an executive officer or other valuable employee of the Company or a Related Person, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan. A Key Employee may, but need not, be an officer or director of the Company or a Related Person.

                  N. "Non-Qualified Stock Option" shall mean any Option awarded under this Plan that is not an Incentive Stock Option.

                  O. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

                  P. "Participant" means a Key Employee or Executive Consultant who is granted Options under the Plan which Options have not expired; provided, however, that any Executive Consultant shall be a Participant for purposes of the Plan solely with respect to grants of Non-Qualified Stock Options and shall be ineligible for Incentive Stock Options.

                  Q. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

                  R. "Public Offering" means the closing of an offering under a registration statement registering the common equity shares of the registering entity under the Securities Act (other than a registration on a Form S-8, S-4 or any successor or similar special purpose form).

                  S. "Related Person or Related Persons" means (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

                  T. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                  U. "Share" means a share of Common Stock.

                  V. "Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in
Section 422 of the Code.

                  W. "Termination of Consultancy" with respect to an individual means that individual is no longer acting as an Executive Consultant to the Company or a Related Person. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Consultancy of any individual who is not otherwise an Executive Consultant of the Company or another Related Person at the time the entity ceases to be a Related Person.


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                  X. "Termination of Employment" with respect to an individual means that individual is no longer actively employed by the Company or a Related Person on a full-time basis, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of the Company or another Related Person at the time the entity ceases to be a Related Person. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

                  Y. "Termination of Relationship" means a Termination of Consultancy or a Termination of Employment where the individual is no longer a consultant to, or employee of, the Company.


III.     EFFECTIVE DATE

                  The Plan shall become effective on April 15, 1994 (the "Effective Date"), subject to its approval by the majority of the Common Stock (at the time of approval) within one year after the Plan is adopted by the Board of Directors of the Company. Grants of Options by the Committee under the Plan may be made on or after the Effective Date of the Plan, including retroactively, provided that, if the Plan is not approved by the majority of the Common Stock (at the time of approval), all Options which have been granted by the Committee shall be null and void. No Options may be exercised prior to the approval of the Plan by the majority of the Common Stock (at the time of approval).

IV.      ADMINISTRATION

                  A. Duties of the Committee. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine the consideration to be received by the Company in exchange for the grant of the Options; to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Key Employees and to determine whether and to what extent Non-Qualified Stock Options are to be granted hereunder to one or more Executive Consultants; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.


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                  B. Advisors. The Committee may employ such legal counsel,
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

                  C. Indemnification. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Related Person.

                  D. Meetings of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed from the Committee at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

                  E. Determinations. Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and Related Persons, directors, officers and other employees of the Company and Related Persons, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


V.       SHARES; ADJUSTMENT UPON CERTAIN EVENTS

                  A. Shares to be Delivered; Fractional Shares. Shares to be issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.



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                  B. Number of Shares. Subject to adjustment as provided in this
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 2,980,534. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

                  C. Adjustments; Recapitalization, etc. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Related Persons, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum number of Shares specified in Article V(B), in the number of Shares covered by outstanding Options granted hereunder, and/or in the Purchase Price (as hereinafter defined) applicable to such Options or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of a merger or consolidation in which Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Options theretofore granted or the Purchase Price (as hereinafter defined).


VI.      AWARDS AND TERMS OF OPTIONS

                  A. Grant. The Committee may grant Non-Qualified Stock Options or Incentive Stock Options, or any combination thereof to Key Employees and may grant Non-Qualified Stock Options to Executive Consultants, provided, that the maximum number of Shares with respect to which Options may be granted to any Key Employee or Executive Consultant during any calendar year may not exceed 1,000,000, except that in the year of the first grant of Options to a Key Employee or Executive Consultant,


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the maximum number of Shares with respect to which Options may be granted may not exceed 1,000,000. To the extent that the maximum number of authorized Shares with respect to which Options may be granted are not granted in a particular calendar year to a Participant (beginning with the year in which the Participant receives his or her first grant of Options hereunder), such ungranted Options for any year shall increase the maximum number of Shares with respect to which Options may be granted to such Participant in subsequent calendar years during the term of the Plan until used. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

                  B. Exercise Price. The purchase price per Share (the "Purchase Price") deliverable upon the exercise of a Non-Qualified Stock Option granted on or prior to the initial Public Offering of the Company shall be determined by the Committee and set forth in a Participant's Option Agreement, provided that the Purchase Price shall not be less than the par value of a Share, and, provided, further, that the Purchase Price deliverable upon the exercise of a Non-Qualified Stock Option granted after the initial Public Offering of the Company shall be determined by the Committee and set forth in a Participant's Option Agreement but shall not be less than 100% of the Fair Market Value of a Share at the time of grant. The Purchase Price deliverable upon the exercise of an Incentive Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement but shall be not less than 100% of the Fair Market Value of a Share at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Purchase Price shall be no less than 110% of the Fair Market Value of a Share.

                  C. Number of Shares. The Option Agreement shall specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion.

                  D. Exercisability. At the time of grant, the Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five years. Each Option shall be subject to earlier termination as provided in Article VII below.

                  E. Acceleration of Exercisability.

                  All Options granted and not previously exercisable shall become fully exercisable immediately upon a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

                                    (a) an acquisition by any individual, entity
                  or group (within the meaning of Section 13d-3 or 14d-1 of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 80% of the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any


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                  acquisition by the Company, Related Persons, Wasserstein
                  Perella Partners, L.P., Blackstone Capital Partners L.P. or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Related Persons; or

                                    (b) the approval of the stockholders of the
                  Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and Related Persons on a consolidated basis (determined under generally accepted accounting principles as determined in good faith by the Committee); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Related Persons, and any employee benefit plan (or related trust) of the Company or Related Persons or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares) will beneficially own, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and
                  (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

                  F. Exercise of Options.

                           1. A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised; provided, however, that, in the case of a notice of exercise delivered to the Committee by facsimile, such payment may be made by delivery of payment to the Committee on the business day next following the date on which such notice of exercise is delivered (such delivery being deemed to have been duly made if the Participant giving such facsimile notice shall have dispatched such payment by a nationally recognized overnight courier service guaranteeing delivery on such next business day, provided such payment is actually received by the Company).

                            2. Shares purchased pursuant to the exercise of Options shall be paid for as follows:

                            (a) in cash or by check, bank draft or
                   money order payable to the order of Company;


                            (b) if the Shares are traded on a national
                  securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or


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                            (c) on such other terms and conditions as may be
                  acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which have been owned by the Participant for at least 6 months or the surrender of Options owned by the Participant) and in accordance with applicable law.

                            3. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

                  G. Black-Out Periods. The direct or indirect sale, transfer or other disposition of Common Stock received by a Participant upon the exercise of Options shall be prohibited for two years following the initial Public Offering of the Company, unless a shorter period of time is specified by the Committee in its sole discretion at any time.

                  H. Non-Competition and Other Provisions. In consideration of the grant of Options, by accepting the grant of Options the Participant agrees during employment and, in the event any Options vest, for a period ending one year following the date of the Participant's Termination of Employment, not to engage in any Competitive Activity, except to the extent consented to by the Committee in writing. Each Participant by accepting a grant of Options hereunder acknowledges that the Company or a Related Person will suffer irreparable harm in the event such Participant engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company and a Related Person shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant. Notwithstanding the foregoing, nothing in this Plan shall prohibit or penalize ownership by a Participant of the shares of a business that is registered under Section 12 of the Act and constitutes, together with all such shares owned by any immediate family member or affiliate of, or person acting in concert with, such Participant, less than 2% of the outstanding registered shares of such business. The Committee will have the discretion to impose in a Participant's Option Agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a Participant may have.

                  I. Restrictions on Exercise. Notwithstanding anything else contained herein to the contrary other than Article VI(E), no Options may be exercised prior to the earlier of the closing of a Public Offering of Shares or the expiration of five years from the Effective Date of the Plan, except to the extent consented to by the Committee in its sole and absolute discretion.

                  J. Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                  To the extent permitted under Section 422 of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or Related Person is terminated by reason of death, Disability, retirement or termination without Cause, and (ii) the portion of any Incentive Stock Option that would be exercisable during the post- termination period specified under Article VII but for the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an

`incentive stock option' during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated for any reason, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                  Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.


VII.     EFFECT OF TERMINATION OF RELATIONSHIP

                  A. Death, Disability, Retirement, etc. Except as otherwise provided in the Participant's Option Agreement, upon Termination of Relationship, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Relationship (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Relationship) shall remain exercisable by the Participant to the extent not exercised for the following time periods, or, if earlier, the prior expiration of the Option in accordance with the terms of the Plan and grant:

                      1. In the event of the Participant's death or Disability, such Options shall remain exercisable by the Participant (or by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one year from the date of the Participant's death or Disability, provided that the Committee, in its sole discretion, may at any time extend such time period.

                      2. In the event the Participant retires from employment at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company or a Related Person, before age
         65), or if the Participant's employment is terminated by the Company or a Related Person without Cause, such Options shall remain exercisable for 90 days from the date of the Participant's Termination of Employment, provided that the Committee, in its sole discretion, may at any time extend such time period.

                   B. Cause. Upon the Termination of Relationship of a Participant for Cause, or if the Company or a Related Person obtains or discovers information after Termination of Relationship that such Participant had engaged in conduct that would have justified a Termination of Relationship for Cause during employment or consultancy, all outstanding Options of such Participant shall immediately be canceled.

                   C. Other Termination. In the event of Termination of Relationship for any reason other than as provided in Article VII(A) or VII(B), all outstanding Options not exercised by the Participant prior to such Termination of Relationship shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of 30 days after such termination, provided that the Committee, in its sole discretion, may at any time extend such time period.

                 D. Cancellation of Options. Except as otherwise provided in
Article VI(E), no Options that were not exercisable during the period ofemployment or consultancy shall thereafter become exercisable upon a Terminationof Relationship for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Relationship, unless the Committee determines in its sole discretion that such Options shall be exercisable.


VIII. NONTRANSFERABILITY OF OPTIONS

                  No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void.


IX.      RIGHTS AS A STOCKHOLDER

                  A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.       TERMINATION, AMENDMENT AND MODIFICATION

                  A. General Amendments. The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

                  The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not, other than as provided in Article X(B), be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would (i) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Article V); (ii) decrease the minimum Purchase Price of any Option or (iii) extend the maximum option period.

                  The Committee may amend the terms of any Option granted, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent. No modification of an Option shall adversely affect the status of an Incentive Stock Option as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.

                   B. Other Termination. Notwithstanding any other provision of the Plan, in the event that a Public Offering does not occur with respect to the Company by January 28, 1995, the Committee shall have the absolute right and discretion to amend or terminate the Plan and a Participant's rights with respect to any Options granted prior to such amendment or termination.


XI.      USE OF PROCEEDS

                  The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


XII.     GENERAL PROVISIONS

                   A. Right to Terminate Employment. Neither the adoption of the Plan nor the grant of Options shall impose any obligation on the Company or Related Persons to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company or Related Persons.

                  B. Purchase for Investment. If the Board or the Committee determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception.

                  C. Trusts, etc. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by Company in connection with the Plan shall continue to be part of the general funds of Company, and no individual or entity other than Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such

Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of Company.

                  D. Notices. Any notice to the Company required by or in respect of this Plan will be addressed to the Company at 701 McCullough Drive, Charlotte, North Carolina 28262, Attention: Vice President, Human Resources, or such other place of business as shall become the Company's principal executive offices from time to time, or sent to the Company by facsimile to (704) 548-2081, Attention: Vice President, Human Resources, or to such other facsimile number as the Company shall notify each Participant. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

                   E. Severability of Provisions. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

                  F. Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

                   G. Headings and Captions. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

                   H. Controlling Law. The Plan shall be construed and enforced according to the laws of the State of Delaware.

                  I. Section 162(m) Deduction Limitation. The Committee at any time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

                  J. Section 16(b) of the Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

XIII. ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

                   A. Stock Certificates. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

                   B. Legends. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Company and the Participant with respect to such Shares.

                   C. Payment of Expenses. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV.     LISTING OF SHARES AND RELATED MATTERS

                  If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


XV.      WITHHOLDING TAXES

                  The Company shall have the right to require prior to the issuance or delivery of any shares of Common Stock payment by the Participant of any Federal, state or local taxes required by law to be withheld.

                  The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to Section 16(b) of the Exchange Act. To the extent necessary under then current law, such conditions shall include the following: (x) the Withholding Election shall be subject to the approval of the Committee and (y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or is made in advance but takes effect during such period,
(ii) six (6) months before the stock award becomes taxable, or (iii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                                                                 SCHEDULE I


         COLLINS & AIKMAN CORPORATION 1997 U.K. EXECUTIVE STOCK OPTION SCHEME - SCHEDULE TO THE COLLINS & AIKMAN CORPORATION 1994 EMPLOYEE STOCK OPTION PLAN

1.       DEFINITIONS AND INTERPRETATION

          (a) Unless the context otherwise requires, all expressions defined in the U.S. Plan shall have the same meaning in the U.K. Scheme, save that:-

         "Fair Market Value" has the meaning set forth in sub-rule 5.(3);

         "Option" includes an Approved Stock Option as defined in sub-rule
          1.(2);

          "Related Person or Related Persons" includes "Subsidiary" as defined in sub-rule 1.(2).

          (b) In addition, the following expressions shall have the following meanings in the U.K. Scheme unless the context otherwise requires:

          "Approved Stock Option" means an Option granted in accordance with the U.K. Scheme;

          "the Inland Revenue" means the United Kingdom's Commissioners of Inland Revenue;

          "Participating Company" means the Company or a Subsidiary of the Company;

          "the U.K. Scheme" means the Collins & Aikman Corporation 1997 U.K. Executive Stock Option Scheme as herein set out but subject to any alterations or additions made under Rule 8 below;

         "Schedule 9" means Schedule 9 to the Taxes Act;

          "Subsidiary" shall mean a body corporate, whether now or hereafter existing which is:

                   (i)      a subsidiary of the Company within the meaning of
                            Section 736 of the United Kingdom Companies Act 1985; and is

                   (ii) under the control of the Company within the meaning of Section 840 of the Taxes Act.

          "the Taxes Act" means the United Kingdom's Income and Corporation Taxes Act 1988;

          "the U.S. Plan" means the Collins & Aikman Corporation (formerly Collins & Aikman Holdings Corporation) 1994 Employee Stock Option Plan.

          (a) Expressions not otherwise defined herein have the same meanings as they have in Schedule 9.

          (b) Any reference herein to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

2.       APPLICABILITY OF THE U.S. PLAN

         Save as hereinafter specified, all the terms and provisions of the U.S. Plan shall apply MUTATIS MUTANDIS to the grant of Approved Stock Options under the U.K. Scheme.

3.       ELIGIBILITY

         (a) Subject to sub-rule (3) below, a person is eligible to be granted an Approved Stock Option if (and only if) he is a full-time director or qualifying employee of a Participating Company.

         (b)      For the purposes of sub-rule (1) above:-

                  (i) a person shall be treated as a full-time director of a Participating Company if he is obliged to devote to the performance of the duties of his office or employment with that and any other Participating Company not less than 25 hours a week (excluding meal breaks);

                  (ii) a qualifying employee, in relation to a Participating Company, is an employee of the Participating Company (other than one who is a director of a Participating Company).

         (c) A person is not eligible to be granted an Option under the U.K. Scheme at any time when he is not eligible to participate in the U.K. Scheme by virtue of paragraph 8 of
                   Schedule 9.

4.       GRANT OF OPTIONS

         (a) Subject to sub-rule (3) below, the Committee may grant to any person who is eligible to be granted an Option under the U.K. Scheme an Approved Stock Option to acquire Shares which satisfy the requirements of paragraphs 10 to 14 of Schedule 9, upon the terms set out in the U.K. Scheme and upon such other objective terms as the Committee may reasonably specify (provided that no such other terms may be so specified at a time when the U.K. Scheme is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue).

         (b) The grant of an Approved Stock Option shall be subject to obtaining any approval or consent which may be required under the provisions of any regulation or enactment.

         (c) No person shall be granted Approved Stock Options under the U.K. Scheme which would, at the time they are granted, cause the aggregate market value of the Shares which he may acquire in pursuance of options granted to him under the U.K. Scheme or under any other share option scheme, not being a savings-related share option scheme, approved under Schedule 9 and established by the Company or by any associated company of the Corporation (and not exercised) to exceed or further exceed (pound)30,000. Any Stock Options granted in excess of this amount shall be granted under the unapproved Collins & Aikman Corporation 1994 Employee Stock Option Plan.

         (d)      For the purposes of sub-rule (3) above:-

                  (i) in the case of an Option granted under the U.K. Scheme the aggregate market value of the shares shall be calculated as on the day by reference to which the price at which Shares may be acquired by the exercise thereof is determined as mentioned in Rule 5(2) below;

                  (ii) in the case of an Option granted under any other approved scheme, as at the time when it was granted or, in a case where an agreement relating to the shares has been made under paragraph 29 of Schedule 9, such earlier time or times as may be provided in the agreement; and

                  (iii) In the case of any other Option, the aggregate fair market value of shares shall be calculated as on the day or days by reference to which the price at which shares may be acquired by the exercise hereof was determined.

         (e) Unless otherwise agreed with the Inland Revenue, the United States dollar exchange rate for pounds sterling for the purposes of calculating the limit in sub-rule (3) above shall be the noon buying rate in the City of London on the day by reference to which the price at which Shares may be acquired on the exercise of the Option is determined as mentioned in Rule 5(2) below.

         (f) Article V (A) of the U.S Plan shall not apply to the grant of Approved Stock Options under the U.K. Scheme and options under the U.K. Scheme shall not be granted, or adjustments made to them which would create an entitlement to a fraction of a share.


5.       EXERCISE PRICE AND CONSIDERATION

         (a) Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Company from the Optionee of payment in full in cash. The provisions of
                  Article VI (F) of the U.S. Plan permitting the purchase of Shares on exercise by means other than the payment of cash shall not apply to the grant of Approved Stock Options under the U.K. Scheme.

         (b) The price per Share under each Approved Stock Option granted by the Committee shallbe such price as is determined by the Committee before the grant thereof, provided that it shall not be less than 100% of the Fair Market Value per Share on the Option Grant Date (or such other dealing day as may be agreed with the Inland Revenue).

         (c) The Fair Market Value per Share on any day shall be determined as follows:-

                 (i) if shares of the same class as the Shares are quoted on the New York Stock Exchange, the Fair Market Value per Share shall be the average between the highest and lowest quoted selling price per Share in the New York Stock Exchange Composite Transactions Tape on that day (and if there shall be no sale of Shares reported on such date, the Fair Market Value shall be deemed equal to the average between the highest and lowest sale price of a Share on such Composite Tape for the last preceding date on which sales of Shares were reported);

                 (ii) if paragraph (a) above does not apply, the Fair Market Value shall be equal to the higher of (i) market value (within the meaning of Part VIII of the United Kingdom's Capital Gains Tax Act 1992) of Shares, as agreed in advance for the purposes of the U.K. Scheme with the Shares Valuation Division of the Inland Revenue, on that day; and (ii) Fair Market Value in accordance with the definition set out in the U.S. Plan.

6.       EXERCISE OF OPTION

         (a) A person is not eligible to exercise an Approved Stock Option granted under the U.K. Scheme at any time when he is not eligible to participate in the U.K. Scheme by virtue of paragraph 8 of Schedule 9.

         (b) The provisions of Article VI (D) of the U.S. Plan which allows the Committee to accelerate the exercise of options which have not yet vested shall not apply to the grant of Approved Stock Options under the U.K. Scheme.

         (c) For the avoidance of doubt Article VI (I) of the U.S. Plan is no longer in effect and therefore does not apply to the grant of Approved Stock Options under the U.K.
                  Scheme.

         (d) Article VII of the U.S. Plan shall apply in respect of Approved Stock Options granted under the UK Scheme, save that Approved Stock Options granted under the U.K. Scheme may not be exercised more than 12 months following the death of a Participant.

7.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

         (a) Article V(C) of the U.S. Plan shall apply to Approved Stock Options granted under the U.K. Scheme in respect of a variation of capital of the Company only, save that no adjustment under Article V(C) shall be made to an Approved Stock Option at a time when the UK Scheme is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue.

         (b) If any company ("the acquiring company") obtains control of the Company as a result of making -

                 (i) a general offer to acquire the whole of the Common Stock of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company, or

                 (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options granted under the U.K. Scheme,

                  any Optionee may at any time within the appropriate period (which expression shall be construed in accordance with paragraph 15(2) of Schedule 9), by agreement with the acquiring company, release any Option granted under the U.K. Scheme which has not lapsed ("the old option") in consideration of the grant to him of an option ("the new option") which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 10(b) or (c) of
                  Schedule 9).

         (c) The new option shall not be regarded for the purposes of sub-rule (2) above as equivalent to the old option unless the conditions set out in paragraph 15(3) of Schedule 9 are satisfied, but so that the provisions of the U.K. Scheme shall for this purpose be construed as if:-

                   (i) the new option were an Option granted under the U.K. Scheme at the same time as the old option;

                   (ii) except for the purposes of the definitions of "Participating Company" and "Subsidiary" in Rule 1 above and the references to "the Committee" in Rule 4(1) above, the reference to Collins & Aikman Corporation in the definition of "Company" in Article II of the U.S. Plan were a reference to the different company mentioned in sub-rule (2) above.

8.       AMENDMENT AND TERMINATION OF THE U.K. SCHEME

         (a) The provisions of Article X of the U.S. Plan shall apply MUTATIS MUTANDIS to the U.K. Scheme, save that if an amendment is made to the U.K. Scheme or to the terms of an Approved Stock Option at a time when the U.K. Scheme is approved by the Inland Revenue under Schedule 9, the approval will not thereafter have effect unless the Inland Revenue have approved the alteration or addition.

         (b) As soon as reasonably practicable after making any amendment to the U.K. Scheme under sub-rule (1) above, the Committee shall give notice in writing thereof to any Optionee affected thereby and, if the U.K. Scheme is then approved by the Inland Revenue under Schedule 9, to the Inland Revenue.

         (c) In accordance with the Committees' powers under Article IV of the US Plan, the Committee shall if it deems necessary delegate authority to any one or more of the officers of the Corporation to be responsible for the administration of the U.K. Scheme.


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9.       MISCELLANEOUS

         (a) Within thirty days after an Option has been exercised by any person, the Committee on behalf of the Company shall allot to him or, as appropriate, procure the transfer to him of the number of Shares in respect of which the Option has been exercised.

         (b) All Shares allotted under the U.K. Scheme shall rank pari passu in all respect with the Shares of the same class for the time being in issue save as regards any rights attaching to such shares by reference to a record date prior to the date of the allotment.

          (c) For the avoidance of doubt, it is hereby confirmed that Awards of Incentive Stock Options may not be made under the U.K. Scheme.



                    CLIFFORD CHANCE

                    200 Aldersgate Street
                    LONDON
                    EC1A 4JJ

                    Tel. 071 600 0000
                    Fax. 071 600 5555






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